QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2004

Hewitt Associates, Inc. (Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)	001-31351 (Commission File Number)	47-0851756 (I.R.S. Employer Identification No.)
100 Half Day Road, Lincolnshire, IL 60069 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (847) 295-5000

Not Applicable (Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.

        On June 15, 2003, Hewitt Associates, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Exult, Inc. ("Exult") and Eagle Merger Corp., a newly formed wholly owned subsidiary of the Company ("Merger Sub"), pursuant to which Exult will merge with Merger Sub, with Exult as the surviving corporation of the merger (the "Merger"). In connection with the Merger Agreement, Exult's 44% stockholder and members of senior management of both Exult and the Company entered into stockholders agreements pursuant to which, among other things, they agreed to support the Merger (the "Stockholders Agreements"). A copy of the Merger Agreement and the Stockholders Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

        If the Merger is completed, each share of Common Stock of Exult outstanding immediately prior to the effective time of the Merger will be converted into 0.2 shares of the Company Class A Common Stock. Completion of the Merger is subject to a number of conditions, including approval of the stockholders of both Exult and the Company, HSR clearance and certain other customary conditions.

        The Merger Agreement and the Stockholders Agreements are incorporated herein by reference into this report, and the foregoing description of the documents and the transactions contemplated therein are qualified in their entirety by reference to the exhibits filed with this report.

        Copies of documents filed with the U.S. Securities and Exchange Commission (the "SEC") may be obtained at no cost on the website maintained by the SEC at www.sec.gov.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

99.1	Agreement and Plan of Merger, dated as of June 15, 2004, by and among Exult, Inc., Hewitt Associates, Inc. and Eagle Merger Corp.
99.2
Stockholders Agreement, dated as of June 15, 2004, by and among Hewitt Associates, Inc., General Atlantic Partners 54, L.P., General Atlantic Partners 57, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners, L.P. and GAP Coinvestment Partners II, L.P.
99.3	Stockholders Agreement, dated as of June 15, 2004, by and among Hewitt Associates, Inc., Kevin M. Campbell, James C. Madden, V., Michael J. Salvino and Stephen M. Unterberger.
99.4	Parent Stockholders Support Agreement, dated as of June 15, 2004, by and among Exult, Inc., Dale L. Gifford, Daniel J. Holland, Bryan J. Doyle, John M. Ryan and Dan A. DeCanniere.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hewitt Associates, Inc.
By:	/s/ C. LAWRENCE CONNOLLY III C. Lawrence Connolly III Secretary

Date: June 17, 2004

EXHIBIT INDEX

99.1	Agreement and Plan of Merger, dated as of June 15, 2004, by and among Exult, Inc., Hewitt Associates, Inc. and Eagle Merger Corp.
99.2
Stockholders Agreement, dated as of June 15, 2004, by and among Hewitt Associates, Inc., General Atlantic Partners 54, L.P., General Atlantic Partners 57, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners, L.P. and GAP Coinvestment Partners II, L.P.
99.3	Stockholders Agreement, dated as of June 15, 2004, by and among Hewitt Associates, Inc., Kevin M. Campbell, James C. Madden, V., Michael J. Salvino and Stephen M. Unterberger.
99.4	Parent Stockholders Support Agreement, dated as of June 15, 2004, by and among Exult, Inc., Dale L. Gifford, Daniel J. Holland, Bryan J. Doyle, John M. Ryan and Dan A. DeCanniere.

QuickLinks

SIGNATURES
EXHIBIT INDEX